Exhibit No. 32.1

Form 10-K

Synthetic Blood International, Inc.

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002.

In connection with the Annual Report of Synthetic Blood International, Inc. (the “Company”) on Form 10-K for the period ending April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Nicora, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2005

/S/ Robert Nicora
Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002.

In connection with the Annual Report of Synthetic Blood International, Inc. (the “Company”) on Form 10-K for the period ending April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Johnson, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2005

/S/ David Johnson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Synthetic Blood International, Inc. and will be retained by Synthetic Blood International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.